UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

Decarbonization Plus Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39632	82-2726724
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2744 Sand Hill Road Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	DCRBU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	DCRB	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRBW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2020, Decarbonization Plus Acquisition Corporation, a Delaware corporation (the “Company”), appointed Michael Warren to fill a vacancy on the Company’s board of directors (the “Board”). The Board has determined that Mr. Warren is an “independent director” as defined in the NASDAQ Capital Market (“NASDAQ”) listing standards and applicable Securities and Exchange Commission (“SEC”) rules and regulations.

Michael Warren is the Managing Director of Albright Stonebridge Group (“ASG”). Mr. Warren served as ASG’s Managing Principal from 2013 to 2017 and as Principal from 2009 to 2013. Prior to ASG, Mr. Warren served as the Chief Operating Officer and Chief Financial Officer of Stonebridge International from 2004 to 2009, where he managed operations, business development, finance, and personnel portfolios. Mr. Warren served in various capacities in the Obama Administration, including as senior advisor in the White House Presidential Personnel Office and as co-lead for the Treasury and Federal Reserve agency review teams of the Obama-Biden Presidential Transition. Mr. Warren serves on the board of Brookfield Property Partners, the Board of Trustees and the risk & audit committees at Commonfund, the Board of Directors of Walker & Dunlop, Inc, and the Board of Directors of MAXIMUS. He serves as a Trustee of Yale University and is a member of the Yale Corporation Investment Committee. Mr. Warren formerly served as a Trustee of the District of Columbia Retirement Board and as a member of the Board of Directors of the United States Overseas Private Investment Corporation. Mr. Warren received degrees from Yale University and Oxford University where he was a Rhodes Scholar. Mr. Warren is well qualified to serve as a director due to his familiarity with strategic planning, investment, financial expertise, operations and government programs gained through his service on other boards, his current and prior positions in private industry and government.

In connection with his appointment to the Board, the Company entered into an Insider Letter Acknowledgment and Agreement with Mr. Warren, a copy of which is attached hereto as Exhibit 10.1. The Company also entered into an Indemnification Agreement with Mr. Warren, a copy of which is attached hereto as Exhibit 10.2.

Item 8.01	Other Events.

As previously reported in the Current Report on Form 8-K filed by the Company on October 28, 2020 (the “Initial Form 8-K”), the Company consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”) on October 22, 2020. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the underwriters were granted an option to purchase up to an additional 3,000,000 Units to cover overallotments, if any. On November 9, 2020, the underwriters partially exercised their over-allotment option and, on November 12, 2020, the underwriters purchased 2,572,502 Units (the “Over-allotment Units”) at an offering price of $10.00 per unit, generating gross proceeds of approximately $25.7 million.

As previously reported in the Initial Form 8-K, on October 22, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 6,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Decarbonization Plus Acquisition Sponsor, LLC (the “Sponsor”) and the other purchasers party thereto (the “Purchasers”), generating gross proceeds to the Company of $6,000,000. On November 12, 2020, simultaneously with the sale of the Over-allotment Units, the Company completed a private placement with the Sponsor and an affiliate of the Company’s chief executive officer for an additional 514,500 warrants at a price of $1.00 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds of $514,500.40.

The net proceeds of $225,725,020 from the IPO (including the Over-allotment Units) and the private placements with the Sponsor and the Purchasers (including the Additional Private Placement Warrants) have been deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 22, 2020, reflecting receipt of the net proceeds from the IPO and the Private Placement (excluding the proceeds from the sale of the Over-allotment Units and the Additional Private Placement Warrants), was previously filed by the Company as an exhibit to the Initial Form 8-K. The Company’s unaudited pro forma balance sheet as of October 22, 2020, reflecting receipt of the proceeds from the sale of the Over-allotment Units and the Additional Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Insider Letter Acknowledgment and Agreement, dated November 18, 2020, between the Company and Michael Warren
10.2	Indemnification Agreement, dated November 18, 2020, between the Company and Michael Warren
99.1	Pro Forma Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS Acquisition CORPORATION

Date: November 18, 2020	By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

[Signature Page to Form 8-K]

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